Page: 1 of 17

Exhibit 10.2

(Part 1 of 3)

PEMEX EXPLORACIÓN Y PRODUCCIÓN

RESERVES AUDIT OF

MEXICAN OIL AND GAS PROPERTIES

ACTIVO INTEGRAL DE PRODUCCIÓN BLOQUE N03

(ACTIVO DE PRODUCCIÓN VERACRUZ)

PROVED RESERVES

(SEC RESERVES DEFINITIONS)

Effective December 31, 2020

1202634

Page: 2 of 17

PROVED RESERVES AUDIT - SEC BLOQUE N03

April 23, 2021 09:55:26

April 14, 2021

Project 1202634

Ing. Ángel Cid Munguía

Director General de Pemex Exploración y Producción

Pemex Exploración y Producción

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Ing. Ángel Cid Munguía:

Re:	Pemex Exploración y Producción Proved Reserves Audit – SEC Reserves Definitions Activo Integral de Producción Bloque N03 (Activo de Producción Veracruz) Effective December 31, 2020

At the request of Pemex Exploración y Producción (the “Company”), a wholly owned subsidiary of Petróleos Mexicanos (Pemex), GLJ Ltd. (GLJ) has conducted a reserves audit of the proved reserves estimates of certain oil and gas properties owned by the United Mexican States. The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Company has represented that these properties account for 9.6 percent on a net oil equivalent barrel basis of the Company’s net total proved reserves as of the effective date. There are 37 fields associated with the properties reviewed by GLJ, and they are located in the Veracruz business units in the Eastern region of Mexico.

The estimates audited by GLJ were prepared by the Company in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission (SEC). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

1920, 401 – 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At the Company’s request, this report addresses only the proved reserves attributable to the properties reviewed herein.

The Company provided a table with their reserves estimates by field and all pertinent well and reservoir data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, and planned development activities. The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its reserves, we are not aware of any such governmental actions which would restrict the recovery of the effective date estimated reserves.

GLJ has used all assumptions, data, procedures, and methods that it considers necessary and appropriate to prepare this report. For significant properties with performance-based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the assignment and development activity considered by the Company. In fields with significant performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

It is trusted that this audit meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ LTD.

Patrick A. Olenick, P. Eng.
Vice President

PAO/ljn

Attachments

Page: 6 of 17

INDEPENDENT PETROLEUM CONSULTANTS’ CONSENT

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared an audit of the Pemex Exploración y Producción (the “Company”) Mexican oil and gas properties within Bloque N03 (Activo de Producción Veracruz) and hereby gives consent to the use of its name.

In the course of the audit, the Company provided GLJ Ltd. personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

PERMIT TO PRACTICE
GLJ LTD.

Signature:

Date:	April 14, 2021

PERMIT NUMBER: P 2066
The Association of Professional Engineers and Geoscientists of Alberta

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INTRODUCTION

GLJ Ltd. (GLJ) was commissioned by Pemex Exploración y Producción (the “Company”), a subsidiary of Petroleos Mexicanos, to prepare a reserves audit of the gross (100 percent working interest) proved reserves and net gas reserves in 37 fields in the Activo Integral de Producción Bloque N03 (Activo de Producción Veracruz). The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Political Constitution of the United Mexican States provides that the Mexican nation owns all petroleum and other hydrocarbon reserves for these fields; however, these fields have been assigned to and are currently operated by the Company.

The estimates audited by GLJ were prepared by the Company based on the definitions and disclosure guidelines of the United States Securities and Exchange Commission contained in the Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009, in the Federal Register (SEC regulations). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “A Reserves audit is the process of reviewing certain of the pertinent facts interpreted and assumptions made that have resulted in an estimate of Reserves and/or Reserves information prepared by others and the rendering of an opinion about the appropriateness of the methodologies used, the adequacy and quality of the data relied upon, the depth and thoroughness of the Reserves estimation process, the categorization of Reserves appropriate to the relevant definitions used, and the reasonableness of the estimated Reserves quantities and/or the Reserves information.” (section 2.2 (g)). Reserves Information may consist of various estimates pertaining to the extent and value of petroleum properties.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

For the reserves and income projections, the Company stated they used unweighted arithmetic average prices in effect at the first day of the month during the 12-month period prior to December 31, 2020

Page: 8 of 17

(the effective date), unless prices were defined by contractual arrangements, as required by the SEC regulations. Reserves were estimated by the Company to the economic limit of production. The following table sets forth the total proved net after royalty reserves under constant prices and costs as estimated by the Company attributable to the properties that GLJ reviewed:

SEC PARAMETERS

Estimated Net Proved Reserves Audited by GLJ Ltd.

Attributable to Certain Properties - Activo Integral de Producción Bloque N03 (Activo de Producción Veracruz)

As of December 31, 2020

Category	Oil(1) (MMbbl)	Gross Gas(2) (MMMcf)	Plant Inlet Gas(3) (MMMcf)	Condensate(4) (MMbbl)	Plant Liquids(5) (MMbbl)	Dry Gas(6) (MMboe)	BOE(7) (MMboe)
Proved Developed Producing	108.3	815.2	807.8	0.0	0.5	155.1	264.0
Proved Developed Non-Producing	2.1	58.0	56.2	0.0	0.0	10.8	12.9
Proved Undeveloped	170.8	1359.2	1359.0	0.0	0.0	261.3	432.1
Total Proved	281.3	2232.4	2223.0	0.0	0.5	427.2	709.0

Notes

(1)	Oil is produced oil and liquids separated from gas in the field
(2)	Gross Gas is gas produced before any losses for fuel use, venting, transporting or plant shrinkage, net of re-injection
(3)	Plant Inlet Gas is gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection
(4)	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing
(5)	Plant liquids are liquid volumes recovered from the gas stream through the processing plants
(6)

Dry Gas is gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses. Units in barrels of oil equivalent using gas conversion factors provided by the Company

(7)	Barrels of oil equivalent were estimated assuming property specific ratio based on sales gas heating values provided by the Company

Liquid hydrocarbons are expressed in millions of barrels (MMbbl) and gas volumes are expressed in billions of cubic feet (MMMcf) at the official temperature and pressure bases of the areas in which the gas reserves are located. The net remaining reserves are also shown herein on an equivalent unit (boe) basis wherein natural gas is converted to oil equivalent barrels using a specific factor for each field. MMboe represents million barrels of oil equivalent.

GLJ notes that the Company has represented that its management of the produced fluids ends at the inlet of the gas processing plants. The reserves estimates include estimates of oil, plant condensate, plant inlet gas, sales gas, natural gas liquids and oil equivalent totals.

As the Company has represented that all subsurface hydrocarbons belong to the United Mexican States, and given that the Company has also represented that it has been assigned a 100 percent interest in the audited properties by the United Mexican States, gross and net reserves are equal.

The Audit Procedure section outlines general procedures used in preparing this audit.

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SEC RESERVES DEFINITIONS

The following definitions are excerpts from Regulation S-X 210.4-10. Portions of these definitions within square parentheses, [                    ], have been transposed from other sections of Regulation S-X 210.4-10 to improve readability.

Resources

Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

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(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir [see Other Definitions below], or by other evidence using reliable technology establishing reasonable certainty.

Other Pertinent Definitions

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to

Page: 11 of 17

assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Reliable Technology

Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

Reservoir

A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

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AUDIT PROCEDURE

The following outlines the methodology employed by GLJ in conducting the audit of the Company’s oil and gas proved reserves attributed to the properties in the Activo Integral de Producción Bloque N03 (Activo de Producción Veracruz). This audit has been prepared in accordance with definitions and standards under the U.S. Financial Accounting Standard Board (FASB) policies and legal requirements of the U.S. Securities and Exchange Commission (SEC).

INTEREST DESCRIPTIONS

The Company provided GLJ with current land interest information.

The Company has represented that all subsurface hydrocarbons belong to the United Mexican States, and that the Company has been assigned a 100 percent interest in the audited properties by the United Mexican States; therefore, gross and net reserves are equal. The cash flow and production forecasts were limited by economic limits not by a lease expiry.

DATA PROVIDED

The Company provided a table with their reserves estimates by field. Additionally, all pertinent well, reservoir and economic data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, planned development activities, operating expenses, capital costs, abandonment cost, process losses, liquid yields, etc., were provided by the Company.

TECHNICAL REVIEW

GLJ performs a bottoms-up analysis where individual properties are audited. Auditors review historical production, well activity, mapping, pressure data and development plans as well as the evaluation approach used by the Company. Meetings with the Company were held to determine the Company’s view of the reservoirs and technical justification for future development.

The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio. Where possible, performance based reserves assignments were made by the Company. For significant properties with performance based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the assignment and development activity considered by the Company. In fields with significant

Page: 13 of 17

performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Data used in the audit were obtained from Company personnel and Company files. In the preparation of our report, GLJ accepted as presented and have relied, without independent verification, upon a variety of information furnished by the Company such as interests and burdens, production, product transportation and marketing and sales agreements, capital costs, operating expense data, and capital cost estimates. If in the course of the audit, the validity or sufficiency of any material information was brought into question, GLJ did not rely on such information until such concerns were satisfactorily resolved.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

Reserves were estimated by the Company to the economic limit of production.

MARKETABLE PRODUCTS

Recoverable reserves were estimated by the Company to the following products:

Oil	Produced oil and liquids separated from gas in the field

Condensate	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing

Plant Liquids	Plant liquids are liquid volumes recovered from the gas stream through the processing plants

Plant Inlet Gas	Gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection

Dry Gas	Gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses

GLJ notes that the Company has represented to GLJ that its management of the produced fluids ends at the inlet of the gas processing plants.

The Company also presented quantities of hydrocarbons in barrels of oil equivalent (boe) using their own conversion factors.

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LIST OF ABBREVIATIONS

AOF	absolute open flow
bbl	barrels
BIIP	bitumen initially-in-place
boe	barrel of oil equivalent, in this evaluation determined using 5.2 Mcf/boe for gas, 1 bbl/boe for all liquids, and 0 boe for sulphur
bopd	barrels of oil per day
Btu	British thermal units
bwpd	barrels of water per day
DSU	drilling spacing unit
GCA	gas cost allowance
GIIP	gas initially-in-place
GOC	gas-oil contact
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water contact
Mbbl	thousand barrels
Mboe	thousand boe
Mcf	thousand cubic feet of gas at standard conditions
Mcfe	thousand cubic feet of gas equivalent
Mlt	thousand long tons
M$	thousand dollars
MM$	million dollars
MMbbl	million barrels
MMboe	million boe
MMBtu	million British thermal units
MMcf	million cubic feet of gas at standard conditions
MMMcf	billion cubic feet of gas at standard conditions
MRL	maximum rate limitation
Mstb	thousand stock tank barrels
MMstb	million stock tank barrels
NGL	natural gas liquids (ethane, propane, butane and condensate)
NPI	net profits interest
OIIP	oil initially-in-place
ORRI	overriding royalty interest
OWC	oil-water contact
P&NG	petroleum and natural gas
PIIP	petroleum initially-in-place
psia	pounds per square inch absolute
psig	pounds per square inch gauge
PVT	pressure-volume-temperature
RLI	reserves life index, calculated by dividing reserves by the forecast of first year production
scf	standard cubic feet
sge	sales gas equivalent – if presented in this evaluation, determined using 1 barrel of oil or natural gas liquid = 5.2 Mcfe; 0 for sulphur
stb	stock tank barrel
WI	working interest
WTI	West Texas Intermediate

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PRODUCT PRICE AND MARKET FORECASTS

December 31, 2020

The Company provided prices for oil, condensate and gas on a field basis. In the economic forecasts, the gas prices presented is the well head price in terms of sales gas. As the gas price received is assumed to include value for plant liquids, no additional revenue is forecast for plant liquids.

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APPENDIX I

CERTIFICATES OF QUALIFICATION

Patrick A. Olenick

Page: 17 of 17

CERTIFICATION OF QUALIFICATION

I, Patrick A. Olenick, Professional Engineer, 1920, 401 – 9th Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Ltd., which company did prepare a detailed analysis of certain Mexican oil and gas properties of Pemex Exploración y Producción (the “Company”). The effective date of this evaluation is December 31, 2020.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.

That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Mechanical Engineering in 2003; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of eighteen years experience in engineering studies relating to oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

April 14, 2021

Page: 1 of 17

Exhibit 10.2

(Part 2 of 3)

PEMEX EXPLORACIÓN Y PRODUCCIÓN

RESERVES AUDIT OF

MEXICAN OIL AND GAS PROPERTIES

ACTIVO INTEGRAL DE PRODUCCIÓN BLOQUE N01

(ACTIVO DE PRODUCCIÓN REYNOSA)

PROVED RESERVES

(SEC RESERVES DEFINITIONS)

Effective December 31, 2020

1202635

Page: 2 of 17

PROVED RESERVES AUDIT - SEC BLOQUE N01

April 23, 2021 09:58:10

April 14, 2021

Project 1202635

Ing. Ángel Cid Munguía

Director General de Pemex Exploración y Producción

Pemex Exploración y Producción

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Ing. Ángel Cid Munguía:

Re:	Pemex Exploración y Producción Proved Reserves Audit – SEC Reserves Definitions Activo Integral de Producción Bloque N01 (Activo de Producción Reynosa) Effective December 31, 2020

At the request of Pemex Exploración y Producción (the “Company”), a wholly owned subsidiary of Petróleos Mexicanos (Pemex), GLJ Ltd. (GLJ) has conducted a reserves audit of the proved reserves estimates of certain oil and gas properties owned by the United Mexican States. The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Company has represented that these properties account for 2.2 percent on a net oil equivalent barrel basis of the Company’s net total proved reserves as of the effective date. There are 105 fields associated with the properties reviewed by GLJ, and they are located in the Reynosa business units in the Northern region of Mexico.

The estimates audited by GLJ were prepared by the Company in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission (SEC). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

1920, 401 – 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At the Company’s request, this report addresses only the proved reserves attributable to the properties reviewed herein.

The Company provided a table with their reserves estimates by field and all pertinent well and reservoir data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, and planned development activities. The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its reserves, we are not aware of any such governmental actions which would restrict the recovery of the effective date estimated reserves.

GLJ has used all assumptions, data, procedures, and methods that it considers necessary and appropriate to prepare this report. For significant properties with performance-based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the assignment and development activity considered by the Company. In fields with significant performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

It is trusted that this audit meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ LTD.

Patrick A. Olenick, P. Eng.
Vice President

PAO/ljn

Attachments

Page: 6 of 17

INDEPENDENT PETROLEUM CONSULTANTS’ CONSENT

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared an audit of the Pemex Exploración y Producción (the “Company”) Mexican oil and gas properties within Bloque N01 (Activo de Producción Reynosa) and hereby gives consent to the use of its name.

In the course of the audit, the Company provided GLJ Ltd. personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

PERMIT TO PRACTICE
GLJ LTD.

Signature:

Date:	April 14, 2021

PERMIT NUMBER: P 2066
The Association of Professional Engineers and Geoscientists of Alberta

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INTRODUCTION

GLJ Ltd. (GLJ) was commissioned by Pemex Exploración y Producción (the “Company”), a subsidiary of Petroleos Mexicanos, to prepare a reserves audit of the gross (100 percent working interest) proved reserves and net gas reserves in 105 fields in the Activo Integral de Producción Bloque N01 (Activo de Producción Reynosa). The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Political Constitution of the United Mexican States provides that the Mexican nation owns all petroleum and other hydrocarbon reserves for these fields; however, these fields have been assigned to and are currently operated by the Company.

The estimates audited by GLJ were prepared by the Company based on the definitions and disclosure guidelines of the United States Securities and Exchange Commission contained in the Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009, in the Federal Register (SEC regulations). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “A Reserves audit is the process of reviewing certain of the pertinent facts interpreted and assumptions made that have resulted in an estimate of Reserves and/or Reserves information prepared by others and the rendering of an opinion about the appropriateness of the methodologies used, the adequacy and quality of the data relied upon, the depth and thoroughness of the Reserves estimation process, the categorization of Reserves appropriate to the relevant definitions used, and the reasonableness of the estimated Reserves quantities and/or the Reserves information.” (section 2.2 (g)). Reserves Information may consist of various estimates pertaining to the extent and value of petroleum properties.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

For the reserves and income projections, the Company stated they used unweighted arithmetic average prices in effect at the first day of the month during the 12-month period prior to December 31, 2020 (the effective date), unless prices were defined by contractual arrangements, as required

Page: 8 of 17

by the SEC regulations. Reserves were estimated by the Company to the economic limit of production. The following table sets forth the total proved net after royalty reserves under constant prices and costs as estimated by the Company attributable to the properties that GLJ reviewed:

SEC PARAMETERS

Estimated Net Proved Reserves Audited by GLJ Ltd.

Attributable to Certain Properties - Activo Integral de Producción Bloque N01 (Activo de Producción Reynosa)

As of December 31, 2020

Category	Oil(1) (MMbbl)	Gross Gas(2) (MMMcf)	Plant Inlet Gas(3) (MMMcf)	Condensate(4) (MMbbl)	Plant Liquids(5) (MMbbl)	Dry Gas(6) (MMboe)	BOE(7) (MMboe)
Proved Developed Producing	0.1	452.8	345.6	2.9	5.6	65.0	73.7
Proved Developed Non-Producing	2.6	289.6	220.8	1.6	2.3	41.9	48.3
Proved Undeveloped	3.3	215.7	168.2	1.6	2.7	31.7	39.2
Total Proved	6.0	958.0	734.6	6.0	10.6	138.6	161.2

Notes

(1)	Oil is produced oil and liquids separated from gas in the field
(2)	Gross Gas is gas produced before any losses for fuel use, venting, transporting or plant shrinkage, net of re-injection
(3)	Plant Inlet Gas is gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection
(4)	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing
(5)	Plant liquids are liquid volumes recovered from the gas stream through the processing plants
(6)

Dry Gas is gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses. Units in barrels of oil equivalent using gas conversion factors provided by the Company

(7)	Barrels of oil equivalent were estimated assuming property specific ratio based on sales gas heating values provided by the Company

Liquid hydrocarbons are expressed in millions of barrels (MMbbl) and gas volumes are expressed in billions of cubic feet (MMMcf) at the official temperature and pressure bases of the areas in which the gas reserves are located. The net remaining reserves are also shown herein on an equivalent unit (boe) basis wherein natural gas is converted to oil equivalent barrels using a specific factor for each field. MMboe represents million barrels of oil equivalent.

GLJ notes that the Company has represented that its management of the produced fluids ends at the inlet of the gas processing plants. The reserves estimates include estimates of oil, plant condensate, plant inlet gas, sales gas, natural gas liquids and oil equivalent totals.

As the Company has represented that all subsurface hydrocarbons belong to the United Mexican States and given that the Company has also represented that it has been assigned a 100 percent interest in the audited properties by the United Mexican States, gross and net reserves are equal.

The Audit Procedure section outlines general procedures used in preparing this audit.

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SEC RESERVES DEFINITIONS

The following definitions are excerpts from Regulation S-X 210.4-10. Portions of these definitions within square parentheses, [    ], have been transposed from other sections of Regulation S-X 210.4-10 to improve readability.

Resources

Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e. , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

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(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir [see Other Definitions below], or by other evidence using reliable technology establishing reasonable certainty.

Other Pertinent Definitions

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to

Page: 11 of 17

assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Reliable Technology

Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

Reservoir

A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

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AUDIT PROCEDURE

The following outlines the methodology employed by GLJ in conducting the audit of the Company’s oil and gas proved reserves attributed to the properties in the Activo Integral de Producción Bloque N01 (Activo de Producción Reynosa). This audit has been prepared in accordance with definitions and standards under the U.S. Financial Accounting Standard Board (FASB) policies and legal requirements of the U.S. Securities and Exchange Commission (SEC).

INTEREST DESCRIPTIONS

The Company provided GLJ with current land interest information.

The Company has represented that all subsurface hydrocarbons belong to the United Mexican States, and that the Company has been assigned a 100 percent interest in the audited properties by the United Mexican States; therefore, gross and net reserves are equal. The cash flow and production forecasts were limited by economic limits not by a lease expiry.

DATA PROVIDED

The Company provided a table with their reserves estimates by field. Additionally, all pertinent well, reservoir and economic data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, planned development activities, operating expenses, capital costs, abandonment cost, process losses, liquid yields, etc., were provided by the Company.

TECHNICAL REVIEW

GLJ performs a bottoms-up analysis where individual properties are audited. Auditors review historical production, well activity, mapping, pressure data and development plans as well as the evaluation approach used by the Company. Meetings with the Company were held to determine the Company’s view of the reservoirs and technical justification for future development.

The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio. Where possible, performance based reserves assignments were made by the Company. For significant properties with performance based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the assignment and development activity considered by the Company. In fields with significant

Page: 13 of 17

performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Data used in the audit were obtained from Company personnel and Company files. In the preparation of our report GLJ accepted as presented, and have relied, without independent verification, upon a variety of information furnished by the Company such as interests and burdens, production, product transportation and marketing and sales agreements, capital costs, operating expense data, and capital cost estimates. If in the course of the audit, the validity or sufficiency of any material information was brought into question, GLJ did not rely on such information until such concerns were satisfactorily resolved.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

Reserves were estimated by the Company to the economic limit of production.

MARKETABLE PRODUCTS

Recoverable reserves were estimated by the Company to the following products:

Oil	Produced oil and liquids separated from gas in the field

Condensate	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing

Plant Liquids	Plant liquids are liquid volumes recovered from the gas stream through the processing plants

Plant Inlet Gas	Gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection

Dry Gas	Gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses

GLJ notes that the Company has represented to GLJ that its management of the produced fluids ends at the inlet of the gas processing plants.

The Company also presented quantities of hydrocarbons in barrels of oil equivalent (boe) using their own conversion factors.

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LIST OF ABBREVIATIONS

AOF	absolute open flow
bbl	barrels
BIIP	bitumen initially-in-place
boe	barrel of oil equivalent, in this evaluation determined using 5.2 Mcf/boe for gas, 1 bbl/boe for all liquids, and 0 boe for sulphur
bopd	barrels of oil per day
Btu	British thermal units
bwpd	barrels of water per day
DSU	drilling spacing unit
GCA	gas cost allowance
GIIP	gas initially-in-place
GOC	gas-oil contact
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water contact
Mbbl	thousand barrels
Mboe	thousand boe
Mcf	thousand cubic feet of gas at standard conditions
Mcfe	thousand cubic feet of gas equivalent
Mlt	thousand long tons
M$	thousand dollars
MM$	million dollars
MMbbl	million barrels
MMboe	million boe
MMBtu	million British thermal units
MMcf	million cubic feet of gas at standard conditions
MMMcf	billion cubic feet of gas at standard conditions
MRL	maximum rate limitation
Mstb	thousand stock tank barrels
MMstb	million stock tank barrels
NGL	natural gas liquids (ethane, propane, butane and condensate)
NPI	net profits interest
OIIP	oil initially-in-place
ORRI	overriding royalty interest
OWC	oil-water contact
P&NG	petroleum and natural gas
PIIP	petroleum initially-in-place
psia	pounds per square inch absolute
psig	pounds per square inch gauge
PVT	pressure-volume-temperature
RLI	reserves life index, calculated by dividing reserves by the forecast of first year production
scf	standard cubic feet
sge	sales gas equivalent – if presented in this evaluation, determined using 1 barrel of oil or natural gas liquid = 5.2 Mcfe; 0 for sulphur
stb	stock tank barrel
WI	working interest
WTI	West Texas Intermediate

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PRODUCT PRICE AND MARKET FORECASTS

December 31, 2020

The Company provided prices for oil, condensate and gas on a field basis. In the economic forecasts, the gas prices presented is the well head price in terms of sales gas. As the gas price received is assumed to include value for plant liquids, no additional revenue is forecast for plant liquids.

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APPENDIX I

CERTIFICATES OF QUALIFICATION

Patrick A. Olenick

Page: 17 of 17

CERTIFICATION OF QUALIFICATION

I, Patrick A. Olenick, Professional Engineer, 1920, 401 – 9th Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Ltd., which company did prepare a detailed analysis of certain Mexican oil and gas properties of Pemex Exploración y Producción (the “Company”). The effective date of this evaluation is December 31, 2020.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.

That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Mechanical Engineering in 2003; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of eighteen years experience in engineering studies relating to oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

April 14, 2021

Page: 1 of 16

Exhibit 10.2

(Part 3 of 3)

PEMEX EXPLORACIÓN Y PRODUCCIÓN

RESERVES AUDIT OF

MEXICAN OIL AND GAS PROPERTIES

ACTIVOS INTEGRALES DE PRODUCCIÓN BLOQUES S02 & S03

(ACTIVO DE PRODUCCIÓN SAMARIA-LUNA AND ACTIVO DE PRODUCCIÓN BELLOTA-JUJO)

PROVED RESERVES

(SEC RESERVES DEFINITIONS)

Effective December 31, 2020

1202633

Page: 2 of 16

PROVED RESERVES AUDIT SEC

April 23, 2021 07:33:48

April 14, 2021

Project 1202633

Ing. Ángel Cid Munguía

Director General de Pemex Exploración y Producción

Pemex Exploración y Producción

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 41

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Ing. Ángel Cid Munguía:

Re:

Pemex Exploración y Producción
Proved Reserves Audit – SEC Reserves Definitions
Activos Integrales de Producción Bloques S02 & S03
(Activo de Producción Samaria-Luna, Activo de
Producción Bellota-Jujo)

Effective December 31, 2020

At the request of Pemex Exploración y Producción (the “Company”), a wholly owned subsidiary of Petróleos Mexicanos (Pemex), GLJ Ltd. (GLJ) has conducted a reserves audit of the proved reserves estimates of certain oil and gas properties owned by the United Mexican States. The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Company has represented that these properties account for 6.83 percent on a net oil equivalent barrel basis of the Company’s net total proved reserves as of the effective date. There are 39 fields associated with the properties reviewed by GLJ, and they are located in the Samaria-Luna and Bellota-Jujo business units in the Southern region of Mexico.

The estimates audited by GLJ were prepared by the Company in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission (SEC). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability. At the Company’s request, this report addresses only the proved reserves attributable to the properties reviewed herein.

1920, 401 – 9th Ave SW Calgary, AB, Canada T2P 3C5 | tel 403-266-9500 | gljpc.com

The Company provided a table with their reserves estimates by field and all pertinent well and reservoir data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, and planned development activities. The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its reserves, we are not aware of any such governmental actions which would restrict the recovery of the effective date estimated reserves.

GLJ has used all assumptions, data, procedures, and methods that it considers necessary and appropriate to prepare this report. For significant properties with performance-based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the assignment and development activity considered by the Company. In fields with significant performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

It is trusted that this audit meets your current requirements. Should you have any questions regarding this analysis, please contact the undersigned.

Yours very truly,

GLJ LTD.

Patrick A. Olenick, P. Eng.
Vice President

GO/PAO/ljn

Attachments

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INDEPENDENT PETROLEUM CONSULTANTS’ CONSENT

The undersigned firm of Independent Petroleum Consultants of Calgary, Alberta, Canada has prepared an audit of the Pemex Exploración y Producción (the “Company”) Mexican oil and gas properties within Bloque S02 and Bloque S03 (Activo de Producción Samaria-Luna, Activo de Producción Bellota-Jujo) and hereby gives consent to the use of its name.

In the course of the audit, the Company provided GLJ Ltd. personnel with basic information which included land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract information, current hydrocarbon product prices, operating cost data, capital budget forecasts, financial data and future operating plans.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “An audit is an examination of Reserves information that is conducted for the purpose of expressing an opinion as to whether such Reserves information, in the aggregate, is reasonable and has been estimated by qualified individuals and presented in conformity with generally accepted petroleum engineering and evaluation principles and in compliance with the relevant Reserves definitions”.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

PERMIT TO PRACTICE
GLJ LTD.

Signature:
Date:	April 14, 2021

PERMIT NUMBER: P 2066
The Association of Professional Engineers and Geoscientists of Alberta

Page: 6 of 16

INTRODUCTION

GLJ Ltd. (GLJ) was commissioned by Pemex Exploración y Producción (the “Company”), a subsidiary of Petroleos Mexicanos, to prepare a reserves audit of the gross (100 percent working interest) proved reserves and net gas reserves in 39 fields in the Activos Integrales de Producción Bloques S02 & S03 (Activo de Producción Samaria-Luna, Activo de Producción Bellota-Jujo). The effective date of the proved reserves is December 31, 2020 and the reserves audit was completed on February 10, 2021. The Political Constitution of the United Mexican States provides that the Mexican nation owns all petroleum and other hydrocarbon reserves for these fields; however, these fields have been assigned to and are currently operated by the Company.

The estimates audited by GLJ were prepared by the Company based on the definitions and disclosure guidelines of the United States Securities and Exchange Commission contained in the Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009, in the Federal Register (SEC regulations). GLJ’s third party reserves audit was prepared for public disclosure by the Company in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

According to the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (SPE auditing standards) published by the Society of Petroleum Engineers (2019), “A Reserves audit is the process of reviewing certain of the pertinent facts interpreted and assumptions made that have resulted in an estimate of Reserves and/or Reserves information prepared by others and the rendering of an opinion about the appropriateness of the methodologies used, the adequacy and quality of the data relied upon, the depth and thoroughness of the Reserves estimation process, the categorization of Reserves appropriate to the relevant definitions used, and the reasonableness of the estimated Reserves quantities and/or the Reserves information.” (section 2.2 (g)). Reserves Information may consist of various estimates pertaining to the extent and value of petroleum properties.

Based on our review, including the data, technical processes and interpretations presented by the Company, it is our opinion that the overall procedures and methodologies utilized by the Company in preparing their estimates of the proved reserves as of December 31, 2020 comply with the current SEC regulations, and that the overall proved reserves for the reviewed properties as estimated by the Company are, in the aggregate, reasonable within the established audit tolerance guidelines of 10 percent set forth in the SPE auditing standards.

For the reserves and income projections, the Company stated they used unweighted arithmetic average prices in effect at the first day of the month during the 12-month period prior to December 31, 2020 (the effective date), unless prices were defined by contractual arrangements, as required by the SEC regulations. Reserves were estimated by the Company to the economic limit of production. The following table sets forth the total proved net after royalty reserves under constant prices and costs as estimated by the Company attributable to the properties that GLJ reviewed:

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SEC PARAMETERS

Estimated Net Proved Reserves Audited by GLJ Ltd.

Attributable to Certain Properties - Activos Integrales de Producción Bloques S02 & S03

(Activo de Producción Samaria-Luna, Activo de Producción Bellota-Jujo)

As of December 31, 2020

Category	Oil(1) (MMbbl)	Gross Gas(2) (MMMcf)	Plant Inlet Gas(3) (MMMcf)	Condensate(4) (MMbbl)	Plant Liquids(5) (MMbbl)	Dry Gas(6) (MMboe)	BOE(7) (MMboe)
Proved Developed Producing	179.04	428.68	415.32	1.24	34.10	60.13	274.52
Proved Developed Non-Producing	85.02	187.64	182.89	0.85	14.75	26.58	127.20
Proved Undeveloped	66.39	159.50	156.09	0.55	12.81	22.61	102.36
Total Proved	330.45	775.83	754.30	2.64	61.65	109.33	504.07

Notes

(1)	Oil is produced oil and liquids separated from gas in the field
(2)	Gross Gas is gas produced before any losses for fuel use, venting, transporting or plant shrinkage, net of re-injection
(3)	Plant Inlet Gas is gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection
(4)	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing
(5)	Plant liquids are liquid volumes recovered from the gas stream through the processing plants
(6)

Dry Gas is gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses. Units in barrels of oil equivalent using gas conversion factors provided by the Company

(7)	Barrels of oil equivalent were estimated assuming property specific ratio based on sales gas heating values provided by the Company

Liquid hydrocarbons are expressed in millions of barrels (MMbbl) and gas volumes are expressed in billions of cubic feet (MMMcf) at the official temperature and pressure bases of the areas in which the gas reserves are located. The net remaining reserves are also shown herein on an equivalent unit (boe) basis wherein natural gas is converted to oil equivalent barrels using a specific factor for each field. MMboe represents million barrels of oil equivalent.

GLJ notes that the Company has represented that its management of the produced fluids ends at the inlet of the gas processing plants. The reserves estimates include estimates of oil, plant condensate, plant inlet gas, sales gas, natural gas liquids and oil equivalent totals.

As the Company has represented that all subsurface hydrocarbons belong to the United Mexican States and given that the Company has also represented that it has been assigned a 100 percent interest in the audited properties by the United Mexican States, gross and net reserves are equal.

The Audit Procedure section outlines general procedures used in preparing this audit.

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SEC RESERVES DEFINITIONS

The following definitions are excerpts from Regulation S-X 210.4-10. Portions of these definitions within square parentheses, [    ], have been transposed from other sections of Regulation S-X 210.4-10 to improve readability.

Resources

Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir ( i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

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(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir [see Other Definitions below], or by other evidence using reliable technology establishing reasonable certainty.

Other Pertinent Definitions

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to

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assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Reliable Technology

Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

Reservoir

A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

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AUDIT PROCEDURE

The following outlines the methodology employed by GLJ in conducting the audit of the Company’s oil and gas proved reserves attributed to the properties in the Activos Integrales de Producción Bloques S02 & S03 (Activo de Producción Samaria-Luna, Activo de Producción Bellota-Jujo). This audit has been prepared in accordance with definitions and standards under the U.S. Financial Accounting Standard Board (FASB) policies and legal requirements of the U.S. Securities and Exchange Commission (SEC).

INTEREST DESCRIPTIONS

The Company provided GLJ with current land interest information.

The Company has represented that all subsurface hydrocarbons belong to the United Mexican States, and that the Company has been assigned a 100 percent interest in the audited properties by the United Mexican States; therefore, gross and net reserves are equal. The cash flow and production forecasts were limited by economic limits not by a lease expiry.

DATA PROVIDED

The Company provided a table with their reserves estimates by field. Additionally, all pertinent well, reservoir and economic data such as geological maps, well logs, production and injection history, drill stem tests, workovers, pressure surveys, production tests, fluid analysis, planned development activities, operating expenses, capital costs, abandonment cost, process losses, liquid yields, etc., were provided by the Company.

TECHNICAL REVIEW

GLJ performs a bottoms-up analysis where individual properties are audited. Auditors review historical production, well activity, mapping, pressure data and development plans as well as the evaluation approach used by the Company. Meetings with the Company were held to determine the Company’s view of the reservoirs and technical justification for future development.

The proved reserves prepared by the Company for the properties that GLJ reviewed were estimated based on volumetric calculations, decline analysis or material balance methods or by any combination of the aforementioned methods depending on the available data and the significance of the property within the overall corporate portfolio. Where possible, performance based reserves assignments were made by the Company. For significant properties with performance based assignments, GLJ reviewed the volumetric recovery to address the reasonableness of the

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assignment and development activity considered by the Company. In fields with significant performance and pressure data, the Company maps and geological models were accepted, but in cases where volumetric analysis formed the primary basis for the Company’s reserves estimate, GLJ audited Company maps in more detail, including a review of associated geophysical interpretations.

Data used in the audit were obtained from Company personnel and Company files. In the preparation of our report, GLJ accepted as presented and have relied, without independent verification, upon a variety of information furnished by the Company such as interests and burdens, production, product transportation and marketing and sales agreements, capital costs, operating expense data, and capital cost estimates. If in the course of the audit, the validity or sufficiency of any material information was brought into question, GLJ did not rely on such information until such concerns were satisfactorily resolved.

The economic parameters such as operating costs, capital costs, process losses, liquid yields, abandonment cost and product pricing provided by the Company were accepted by GLJ without review or verification. Prices, operating and capital costs, including maintenance capital, were provided by the Company.

Reserves were estimated by the Company to the economic limit of production.

MARKETABLE PRODUCTS

Recoverable reserves were estimated by the Company to the following products:

Oil	Produced oil and liquids separated from gas in the field

Condensate	Condensate is the liquid volume recovered from the gas stream during the compression and dehydration stages of processing

Plant Liquids	Plant liquids are liquid volumes recovered from the gas stream through the processing plants

Plant Inlet Gas	Gas volumes measured at plant inlet, that is, gas in the reservoirs to be produced after shrinkage resulting from field separation and flaring, net of re-injection

Dry Gas	Gas after sweetening and removal of condensate and plant liquids and adjustment for re-injection and fuel losses

GLJ notes that the Company has represented to GLJ that its management of the produced fluids ends at the inlet of the gas processing plants.

The Company also presented quantities of hydrocarbons in barrels of oil equivalent (boe) using their own conversion factors.

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LIST OF ABBREVIATIONS

AOF	absolute open flow
bbl	barrels
BIIP	bitumen initially-in-place
boe	barrel of oil equivalent, in this evaluation determined using 5.2 Mcf/boe for gas, 1 bbl/boe for all liquids, and 0 boe for sulphur
bopd	barrels of oil per day
Btu	British thermal units
bwpd	barrels of water per day
DSU	drilling spacing unit
GCA	gas cost allowance
GIIP	gas initially-in-place
GOC	gas-oil contact
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water contact
Mbbl	thousand barrels
Mboe	thousand boe
Mcf	thousand cubic feet of gas at standard conditions
Mcfe	thousand cubic feet of gas equivalent
Mlt	thousand long tons
M$	thousand dollars
MM$	million dollars
MMbbl	million barrels
MMboe	million boe
MMBtu	million British thermal units
MMcf	million cubic feet of gas at standard conditions
MMMcf	billion cubic feet of gas at standard conditions
MRL	maximum rate limitation
Mstb	thousand stock tank barrels
MMstb	million stock tank barrels
NGL	natural gas liquids (ethane, propane, butane and condensate)
NPI	net profits interest
OIIP	oil initially-in-place
ORRI	overriding royalty interest
OWC	oil-water contact
P&NG	petroleum and natural gas
PIIP	petroleum initially-in-place
psia	pounds per square inch absolute
psig	pounds per square inch gauge
PVT	pressure-volume-temperature
RLI	reserves life index, calculated by dividing reserves by the forecast of first year production
scf	standard cubic feet
sge	sales gas equivalent – if presented in this evaluation, determined using 1 barrel of oil or natural gas liquid = 5.2 Mcfe; 0 for sulphur
stb	stock tank barrel
WI	working interest
WTI	West Texas Intermediate

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PRODUCT PRICE AND MARKET FORECASTS

December 31, 2020

The Company provided prices for oil, condensate and gas on a field basis. In the economic forecasts, the gas prices presented are well head price in terms of sales gas. As the gas price received is assumed to include value for plant liquids, no additional revenue is forecast for plant liquids.

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APPENDIX I

CERTIFICATES OF QUALIFICATION

Patrick A. Olenick

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CERTIFICATION OF QUALIFICATION

I, Patrick A. Olenick, Professional Engineer, 1920, 401 – 9th Avenue S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an employee of GLJ Ltd., which company did prepare a detailed analysis of certain Mexican oil and gas properties of Pemex Exploración y Producción (the “Company”). The effective date of this evaluation is December 31, 2020.

2.	That I do not have, nor do I expect to receive any direct or indirect interest in the securities of the Company or its affiliated companies.

3.

That I attended the University of Calgary where I graduated with a Bachelor of Science Degree in Mechanical Engineering in 2003; that I am a Registered Professional Engineer in the Province of Alberta; and, that I have in excess of eighteen years experience in engineering studies relating to oil and gas fields.

4.

That a personal field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public information and records, the files of the Company, and the appropriate provincial regulatory authorities.

April 14, 2021